                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  CURRENT INCOME SHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          CURRENT INCOME SHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999

To the Shareholders of
  Current Income Shares, Inc.

    The Annual Meeting of Shareholders (the "Meeting") of Current Income Shares, Inc., a Delaware corporation (the "Company"), will be held in the Board Room on the 38th floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, on Thursday, May 13, 1999 at 11:00 a.m. Pacific time, for the following purposes:

        (1) To elect the Board of Directors of the Company;

        (2) To approve or disapprove the selection of Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1999;

        (3) To approve or disapprove the renewal of the Management and Investment Advisory Agreement between the Company and HighMark Capital Management, Inc., the Company's advisor; and

        (4) To transact such other business as may properly come before the Meeting.

    The Meeting may be adjourned from time to time and, at any adjourned meeting, action with respect to the matters specified in this notice may be taken with such further notice to shareholders, if any, as may be required by the By-Laws.

    Only shareholders of the Company of record at the close of business on March 31, 1999 are entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of such shareholders will be open to examination by any shareholder for any purpose germane to the Meeting, at the time and place of the Meeting and, during the ten days prior to the Meeting, at the office of Harris Trust Company of California, 601 South Figueroa Street, 49th Floor, Los Angeles, California 90017.

    Your attention is directed to the attached Proxy Statement. YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE WITHOUT DELAY. PLEASE DO SO WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. You are invited to attend and your proxy will not be used if you are present and prefer to vote in person.

                                       By order of the Board of Directors

                                       Jonathan A. Wright, Secretary

April 12, 1999

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 1999

                          CURRENT INCOME SHARES, INC.
                           445 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90071
                                PROXY STATEMENT

    This Proxy Statement is being sent on or about April 12, 1999 in connection with the solicitation by the Board of Directors of Current Income Shares, Inc., a Delaware corporation (the "Company"), of proxies, on the form enclosed with this Proxy Statement, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Thursday, May 13, 1999, at 11:00 a.m. Pacific time, in the 38th floor Board Room of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments of the Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted in accordance with the instructions given therein. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by any shareholder voting in person at the Meeting.

    The Company has fixed the close of business on March 31, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On that date the Company had outstanding 3,673,334 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only voting securities of the Company. The presence in person or by proxy of more than one-half of the outstanding shares entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the holders of shares present, in person or by proxy, determine to adjourn the Meeting for any other reason, the shareholders present, in person or by proxy, may adjourn the Meeting from time to time. No notice of an adjourned meeting date will be given, other than announcement at the Meeting, unless the adjournment is for more than 30 days or a new record date is set for the adjourned meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares which they are entitled to vote that voted in favor of all proposals; they will vote against any such adjournment those shares that they are entitled to vote that voted against any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. Each shareholder is entitled to one vote for each share of Common Stock then standing in his or her name. Shareholders are not entitled to cumulate their votes for the election of Directors, which means that the holders of a majority of the shares represented can elect the entire Board of Directors.

    Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a "majority of the outstanding shares" present at the Meeting, as defined in the Investment Company Act of 1940. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 2 and 3.

    The Company will furnish without charge a copy of its most recent Annual Report and Semi-Annual Report to a shareholder upon request. Such request may be made by calling the Company during business hours at (888) 465-2825, or by writing to the Company at the address set forth above.

    The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy form and the cost of soliciting proxies relating to the Meeting will be borne by the Company and HighMark Capital Management, Inc. (the "Advisor"), the Company's investment advisor. The Company will request banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitations of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, HighMark Capital Management, Inc. or Union Bank of California, N.A. but no additional compensation will be paid to any of them on account of such activities.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth as of December 31, 1998 certain information as to the Common Stock owned beneficially by each person who is known to the Company to own more than 5% of the outstanding Common Stock and all executive officers and Directors as a group.

                             NUMBER OF
                               SHARES      PERCENTAGE OF
NAME AND ADDRESS            BENEFICIALLY    OUTSTANDING
 OF BENEFICIAL OWNER           OWNED          SHARES
--------------------------  ------------   -------------
All executive officers and     8,424           0.23%
 Directors as a group

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Meeting, four members of the Board of Directors are to be elected, to serve until the Company's next annual meeting of shareholders and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby for the election of the persons listed below unless a shareholder specifically indicates in his proxy his desire to withhold authority to vote for any of those persons. The four persons receiving the highest number of votes will be elected.

    At a meeting held on February 11, 1999, the Company's Board of Directors nominated the following slate of Directors. All of these nominees have indicated that they are willing to serve as Directors and that they are able to do so. If, however, any nominee should refuse or be unable to serve, the Board of Directors' proxy holders will vote the proxies for such other person as the Board of Directors may recommend.

    Directors of the Company serve terms of office which expire on the election of their successors or upon their earlier retirement, resignation or removal.

    According to information furnished to the Company by the nominees listed below, their principal occupations and affiliations during at least the past five years, their current directorships with other companies, and their beneficial ownership of shares of Common Stock of the Company at December 31, 1998, are as follows:

                                                                                                        NUMBER
                                                                                                          OF
                                                                                                        SHARES
                                                PRINCIPAL OCCUPATIONS,               HAS SERVED AS   BENEFICIALLY
NAME                       AGE               EMPLOYMENT AND DIRECTORSHIPS           DIRECTOR SINCE      OWNED+
---------------------      ---      ----------------------------------------------  ---------------  -------------
Willard H.                     63   Retired. Partner, Ernst & Young LLP from 1969     August 1997            790
  Altman(1)(2).......               to retirement in 1995; Vice President,
                                    Evangelical Council for Financial
                                    Accountability from 1995; Director of Source
                                    Capital, Inc., FPA Capital Fund, Inc., FPA New
                                    Income Fund, Inc., and FPA Perennial Fund,
                                    Inc., investment companies not affiliated with
                                    the Advisor, from May 1998.

Clark R.                       50   President, HighMark Capital Management, Inc.           May 1991           --
  Gates*.............               from June 1998; President, Pacific Alliance
                                    Capital Management, a division of Union Bank
                                    of California, N.A., from 1990 to 1998; Senior
                                    Vice President, Union Bank of California,
                                    N.A., from October 1991; Managing Director,
                                    Pacific Century Advisors, from 1986 to 1989;
                                    Director, HighMark World Funds, PLC. from
                                    1999.

                                                                                                        NUMBER
                                                                                                          OF
                                                                                                        SHARES
                                                PRINCIPAL OCCUPATIONS,               HAS SERVED AS   BENEFICIALLY
NAME                       AGE               EMPLOYMENT AND DIRECTORSHIPS           DIRECTOR SINCE      OWNED+
---------------------      ---      ----------------------------------------------  ---------------  -------------
Michael L.                     58   President, Noel Consulting Company since 1998;         May 1981          300
  Noel(1)(2).........               Senior Vice President and Chief Financial
                                    Officer, Southern California Edison Company
                                    until retirement in 1994; Director, Amervest
                                    Company since 1997; Director, SCAN (health
                                    plan) since 1997; Member of Advisory Board,
                                    HighMark Funds 1997 to 1998; Member Board of
                                    Trustees, HighMark Funds since 1998; Member
                                    Board of Trustees, Stepstone Funds 1991 to
                                    1997; Director, Hancock Savings Bank 1986 to
                                    1997; Director, Software Toolworks 1989 to
                                    1994.

Robert M.                      61   Retired. Executive Vice President, member of        August 1998          300
  Whitler(1)(2)......               Executive Policy Committee and head of Trust
                                    and Investments Group, Union Bank, from March
                                    1991 until retirement in April 1996; Member of
                                    Advisory Board, HighMark Funds, from 1997 to
                                    1998; Member of the Board of Trustees of
                                    HighMark Funds from 1998; Member of Board of
                                    Directors, Acculabs, Inc., since 1998.

------------------------

+ As of December 31, 1998, no Director or nominee beneficially owned 1% or more of the outstanding Common Stock. As of December 31, 1998, all Directors and officers as a group beneficially owned a total of 8,424 shares of Common Stock of the Company, or less than 1% of the outstanding shares.

* Mr. Gates is an "interested person" of the Company within the meaning of the Investment Company Act of 1940, because he is an officer of HighMark Capital Management, Inc., which is the Company's investment advisor and Union Bank of California, N.A. which provides other services to the Company (see "Approval of Renewal of the

    Management and Investment Advisory Agreement"). Mr. Gates is also President of the Company.

(1) Member of the Audit Committee. The function of the Audit Committee, which met two times in 1998, is to review the Company's financial statements and control procedures with the officers of the Company and the independent accountants, with a view to assessing and improving the Company's control procedures, and determining the adequacy of the audit. Results of these reviews are reported to the Board of Directors of the Company. The Audit Committee also has the responsibility of recommending independent public accountants for selection by the Board of Directors. Willard H. Altman is Chairman of the Audit Committee.

(2) Member of the Nominating Committee. The function of the nominating committee, which did not meet in 1998, is to nominate candidates for directorships when vacancies occur. Michael L. Noel is Chairman of the Nominating Committee.

    During 1998, the Board of Directors met four times, and all Directors attended all of the meetings.

    Shareholders wishing to submit nominations of directors for consideration by the nominating committee for inclusion in the Proxy Statements for the 2000 shareholders' meeting should send their written nominations to the secretary of the Company by December 31, 1999 at 445 South Figueroa Street, Los Angeles, California 90071. Any such nomination must satisfy all applicable federal and state requirements.

    Set forth below is a table indicating the names and ages of the principal officers of the Company who are not also Directors of the Company.

                                                                    POSITION            POSITION
                                           POSITION WITH         WITH UNION BANK      WITH HIGHMARK
NAME                            AGE         THE COMPANY           OF CALIFORNIA        CAP. MGMT.
---------------------------     ---     --------------------  ---------------------  ---------------
E. Jack Montgomery.........         49  Vice President and    Vice President         Director, Fixed
                                        Portfolio Manager                            Income

Richard H. Earnest.........         61  Vice President        Senior Vice President  Director, Value
                                                                                     Momentum

Paul Mastin................         42  Treasurer             Vice President         Portfolio
                                                                                     Analyst

Kevin Rogers...............         39  Vice President        Senior Vice President  Managing
                                                                                     Director,
                                                                                     Portfolio
                                                                                     Management
                                                                                     Group

Jonathan A. Wright.........         50  Secretary             Vice President and     N/A
                                                              Associate General
                                                              Counsel

    The principal business address of Mr. Rogers is HCM, 18300 Von Karman Avenue, Irvine, California 92715. The principal business address of Mr. Earnest is HCM, 445 South Figueroa Street, Los Angeles, California 90071. The principal business address of Messrs. Montgomery and Mastin is HCM, 475 Sansome Street, San Francisco, California 94111. The principal business address of Mr. Wright is Union Bank of California, N.A., 445 South Figueroa Street, California 90071.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    Each Director who is not a director, officer or employee of the Advisor or of a corporation affiliated with the Advisor receives a Director's fee of $6,000 per year for his services, plus $200 for each regular meeting attended. In addition, such Directors receive $250 for each special meeting attended.

    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 1998, to the Directors who are not affiliated with the Advisor, as well as the aggregate compensation paid to such Directors for service on the Boards of all other registered investment companies advised by the Advisor or its affiliates (the "Advisor Complex"). There are 32 such companies, including the Company, in the Advisor Complex.

                                                        PENSION OR                              TOTAL
                                                        RETIREMENT           ESTIMATED      COMPENSATION
                                                         BENEFITS             ANNUAL        FROM COMPANY
                                     AGGREGATE          ACCRUED AS           BENEFITS        AND ADVISOR
                                   COMPENSATION       PART OF COMPANY          UPON         COMPLEX PAID
NAME                               FROM COMPANY          EXPENSES           RETIREMENT       TO DIRECTOR
--------------------------------  ---------------  ---------------------  ---------------  ---------------
W. H. Altman....................     $   6,000                 -0-                 -0-       $     6,000*
M. A. Densmore..................     $   6,000                 -0-                 -0-       $     6,000*
M. L. Noel......................     $   6,000                 -0-                 -0-       $    23,000**
R. M. Whitler...................     $   3,000                 -0-                 -0-       $    20,000**
S. J. Dunn***...................     $   4,500                 -0-                 -0-       $     4,500*
W. R. Howell***.................     $   4,500                 -0-                 -0-       $    21,500**

------------------------

*   Indicates the Company only.

**  Indicates Advisor Complex, including the Company.

*** Retired May 1998.

    Directors do not accrue or collect any pension or retirement benefits whatsoever from the company.

    The Company does not compensate its officers or employees for their services to the Company, which expenses are borne by the Advisor. Reference is made to information under the heading "The Agreement and Compensation of the Advisor" for a discussion of fees paid by the Company to the Advisor.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

    At a meeting held on February 11, 1999, the independent Directors who are not "interested persons" of the Company (as defined in the Investment Company Act of 1940) selected the firm of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999. The Company is submitting such selection to the shareholders for approval or disapproval. To the best knowledge of the Board of Directors, such firm has no direct or material indirect financial interest in the Company, nor has it served the Company in any capacity other than as independent public accountants.

    No representative of Deloitte & Touche LLP will be present at the meeting of shareholders. A majority of votes cast is required to approve the independent public accountants. Unless otherwise instructed, the Board of Directors' proxy holders will vote to approve the selection of Deloitte & Touche LLP.

                        APPROVAL OF CONTINUATION OF THE
                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL NO. 3)

    At a meeting held on February 11, 1999, the Board of Directors of the Company approved the continuation of the Company's Management and Investment Advisory Agreement with the Advisor. The Board's approval was based primarily on its view that the Advisor's management of the Fund's portfolio has resulted in satisfactory investment performance compared with similar closed-end funds, and that the Advisor's fees are reasonable compared with similar funds.

    Accordingly, at the Meeting, the shareholders will be asked to approve the renewal of the Management and Investment Advisory Agreement (the "Agreement") between the Company and HighMark Capital Management, Inc., a California corporation (the "Advisor"). The Agreement was originally approved by the Board of Directors and the directors who are not "interested persons" of the Company on May 14, 1998. The Agreement was last approved by the shareholders on August 13, 1998.

THE AGREEMENT AND COMPENSATION OF THE ADVISOR

    By its terms, the Agreement continues from year to year so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of the Company or by vote of the Board of Directors of the Company and, in either event, by the vote cast in person of a majority of Directors who are not parties to the Agreement or "interested persons" of any party to the Agreement, (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such approval. The Agreement may be terminated on sixty days' notice by the Advisor, by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company, in each instance without the payment of any penalty. It will automatically terminate upon any assignment (as defined in the Investment Company Act of 1940). For purposes of the Investment Company Act of 1940, a "majority of the outstanding voting securities" of the Company means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

    The Agreement requires the Advisor to provide investment management and advisory services to the Company. Under the Agreement, the Advisor advises the Company on the composition of its portfolio and provides and bears the costs of research and continuous supervision of the portfolio. The Advisor is authorized, subject to control by the Company's Board of Directors, to determine which securities are to be bought or sold and in what amounts. The Advisor is required by the Agreement to pay for office space, facilities, business equipment and the costs of keeping the Company's accounting records.

    For providing these services, the Advisor receives a management fee which on an annual basis will amount to 0.50% of the average net asset value of the Company. This fee is computed and accrued weekly and is payable monthly. At December 31, 1998, the Company's total net asset value was $49,508,115, equivalent to $13.48 per share.

    All costs and expenses incurred in the operation of the Company, other than the expenses specifically assumed by the Advisor under the Agreement, are borne by the Company. These costs and expenses include brokerage commissions on portfolio transactions, fees and expenses of directors, interest, taxes, various corporate fees and expenses, auditing and legal fees and expenses incident to any public offering of the shares of the Company.

    The Company paid $83,151 for management and investment advisory services in 1998 to the Advisor and $164,905 for such services to Union Bank of California, N.A., the former Advisor. As of September, 1998, Union Bank of California moved its Investment Management Division into a separate subsidiary under the name of HighMark Capital Management, Inc.

PORTFOLIO TRANSACTIONS AND RATE OF TURNOVER

    The Company's investment advisor, subject to the supervision of the Board of Directors of the Company, purchases and sells securities for the Company's portfolio through those brokers or dealers who execute such orders promptly and at prices and under conditions believed to be most favorable to the Company. Certain dealers may be selected for the research, statistical or other services they provide, but best execution and price are the primary considerations in all cases. Purchases and sales of securities traded in the over-the-counter market will be transacted with those persons who, in the opinion of the Company's investment advisor, provide the best prices and executions.

    During 1998, the Company paid no brokerage commissions in connection with the purchase and sale of portfolio securities.

    The rate of the Company's portfolio turnover for 1998 was 13.23%.

CUSTODIAL SERVICES

    Union Bank of California, N.A. provided custodial services for the Company for the year 1998. Total custody fees paid by the Company in 1998 were $6,268.

FURTHER INFORMATION CONCERNING THE ADVISOR

    The Advisor, HighMark Capital Management, Inc., is incorporated in California and is a wholly owned subsidiary of UnionBanCal Corporation, a registered bank holding company which is regulated by the Federal Reserve Board, the principal subsidiary of which is Union Bank of California, N.A. UnionBanCal Corporation had total assets of approximately $32.3 billion and shareholder equity of approximately $3.06 billion at December 31, 1998.

    As of March 3, 1999, the Bank of Tokyo-Mitsubishi, Ltd. owned approximately 64% of the outstanding common stock of UnionBanCal Corporation. As a consequence, both UnionBanCal Corporation and The Bank of Tokyo-Mitsubishi, Ltd. are deemed to control the Advisor for purposes of the Investment Company Act of 1940. The Bank of Tokyo-Mitsubishi, Ltd. is the largest bank in Japan, based on total assets, with a domestic network of 350 branches, sub-branches and agencies, and an overseas network that includes more than 400 facilities.

    The Advisor is subject to the Glass-Steagall Act. The Glass-Steagall Act, among other things, prohibits, with certain exceptions, banks and bank holding companies from engaging in the business of issuing, underwriting, selling or distributing securities and from affiliating with companies engaged in those activities. Subsequent to the decision of the United States Supreme Court in INVESTMENT COMPANY INSTITUTE V. CAMP, the Board of Governors of the Federal Reserve System issued regulations forbidding a bank holding company or subsidiary thereof from organizing, sponsoring or controlling a registered open-end investment company continuously engaged in distributing its shares but permitting a subsidiary of a bank holding company to serve as investment advisor to a registered investment company, such as the Company, subject to a number of terms and conditions. In the event the Advisor is prohibited from acting as the investment advisor for the Company, it is expected that the Board of Directors would recommend to the shareholders the selection of another qualified advisor.

    The Advisor also acts as the investment advisor to the HighMark Funds, a family of registered mutual funds. As of January 31, 1999, the HighMark Funds included the following funds with investment objectives similar to that of the
Company:

                                                                              RATIO OF
                                                            ASSET VALUE     ADVISORY FEE
                                                           (000 OMITTED)   TO NET ASSETS*
                                                           -------------  -----------------
HighMark Intermediate-Term Bond Fund.....................   $   271,177            0.50%
HighMark Bond Fund.......................................   $   340,845            0.50%

------------------------

*   Excluding fee waivers.

DIRECTORS AND OFFICERS OF THE ADVISOR

    The following are the directors and principal executive officers of HighMark Capital Management, Inc., the Advisor:

                                     POSITION WITH
NAME                                  THE ADVISOR                     BUSINESS BACKGROUND
----------------------------  ----------------------------  ---------------------------------------
Susumu Hanada...............  Director, Chairman of the     Senior Inspector, Inspection Division,
                              Board, and Chief Executive    The Bank of Tokyo- Mitsubishi, Ltd.,
                              Officer.                      from May 1997; Deputy General Manager,
                                                            Capital Markets Group, Bank of Tokyo-
                                                            Mitsubishi, from April 1996 to April
                                                            1997; CEO and President,
                                                            Tokyo-Mitsubishi Derivative Products
                                                            (USA), Inc., from April 1996 to April
                                                            1997; CEO and President, Mitsubishi
                                                            Capital Market Securities, Inc., from
                                                            1991 to May 1996. Various offices with
                                                            The Bank of Tokyo-Mitsubishi, Ltd.,
                                                            from 1974 to April 1996.

Clark R. Gates..............  Director, President, and      President, Pacific Alliance Capital
                              Chief Operating Officer.      Management, a division of Union Bank of
                                                            California, N.A., from 1990 to August
                                                            1998; Senior Vice President, Union Bank
                                                            of California, N.A., from 1991 to
                                                            August 1998; Managing Director, Pacific
                                                            Century Advisors, from 1986 to 1989.

                                     POSITION WITH
NAME                                  THE ADVISOR                     BUSINESS BACKGROUND
----------------------------  ----------------------------  ---------------------------------------
Yoshihiko Someya............  Director.                     Deputy Chairman, Credit and
                                                            Administration, Union Bank of
                                                            California, N.A., from July 1998;
                                                            Director, UnionBanCal Corporation, from
                                                            July 1998; Executive Vice President,
                                                            Credit Administration Support and
                                                            Liaison, Union Bank of California,
                                                            N.A., from March 1998; Deputy General
                                                            Manager, Osaka Branch, The Bank of
                                                            Tokyo-Mitsubishi, Ltd., from June 1996
                                                            to May 1998. Various offices with The
                                                            Bank of Tokyo-Mitsubishi, Ltd., from
                                                            1971 to June 1996.

Tsutomu Nakagawa............  Director.                     Executive Vice President and Manager,
                                                            Office of the President, Union Bank of
                                                            California, N.A., from March 1998;
                                                            Senior Vice President, International
                                                            Banking Group, Union Bank of
                                                            California, N.A., from December 1996 to
                                                            March 1998. Various offices with The
                                                            Bank of Tokyo-Mitsubishi, Ltd., from
                                                            1973 to December 1996.

Patrick G. Dodson...........  Director and Chief Financial  Senior Vice President, Strategic
                              Officer.                      Planning, Trust & Private Financial
                                                            Services Group, Union Bank of
                                                            California, N.A., from February 1997 to
                                                            August 1998; Vice President,
                                                            Institutional Services, Union Bank of
                                                            California, N.A., from 1988 to February
                                                            1997.

                                     POSITION WITH
NAME                                  THE ADVISOR                     BUSINESS BACKGROUND
----------------------------  ----------------------------  ---------------------------------------
Luke C. Mazur...............  Managing Director - Chief     Chief Investment Officer, Pacific
                              Investment Officer.           Alliance Capital Management, a division
                                                            of Union Bank of California, N.A., from
                                                            June 1990 to August 1998; Senior Vice
                                                            President, Union Bank of California,
                                                            N.A., from June 1990 to August 1998;
                                                            Chief Investment Officer, Northern
                                                            Trust Company, from 1964 to June 1990.

Olga J. Sanchez.............  Secretary.                    Vice President and Senior Counsel,
                                                            Union Bank of California, N.A., from
                                                            1979.

           REQUIRED VOTE FOR APPROVAL OF THE RENEWAL OF THE AGREEMENT

    The Board of Directors of the Company recommends that the shareholders vote in favor of the renewal of the Agreement previously described. The favorable vote of the lesser of (i) a majority of the outstanding shares of Common Stock of the Company, or (ii) 67% or more of the shares represented at the Meeting if the holders of more than 50% of the outstanding shares of Common Stock of the Company are present or represented by proxy at the Meeting, is required for such approval. The Board of Directors' proxy holders will vote to approve the Agreement unless otherwise instructed.

    If the shareholders do not approve the renewal of the Agreement, the Board of Directors of the Company will attempt to renegotiate the terms of the agreement or negotiate a new agreement with some other party and submit it for approval to the Company's shareholders.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

    Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2000 Shareholders' meeting should send their written proposals to the Secretary of the Company by December 31, 1999 at 445 South Figueroa Street, Los Angeles, California 90071. Any such proposal must satisfy all applicable federal and state requirements.

    PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING. You may nevertheless vote in person if you attend the Meeting.

                                       By Order of the Board of Directors
                                       JONATHAN A. WRIGHT, Secretary

April 12, 1999

                           CURRENT INCOME SHARES, INC.
            445 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90071

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned shareholder of Current Income Shares, Inc., a Delaware corporation, hereby constitutes and appoints Michael L. Noel, and Clark R. Gates, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Annual Meeting of Shareholders of said corporation to be held on Thursday, May 13, 1999, at 11:00 A.M. California time, in the Conference Room on the 38th floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of said corporation which the undersigned is entitled to vote as directed on the reverse side.

     Such attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

  PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE HEREOF AND
                     RETURN IT IN THE ENCLOSED ENVELOPE.



                            -FOLD AND DETACH HERE-

                           CURRENT INCOME SHARES INC.
        PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

                                                                   For    Withhold    For All
                                                                   All       All       Except
1.  ELECTION OF DIRECTORS                                          /  /     /  /        /  /

    (INSTRUCTION: To withhold authority to vote for                                                 ----------------------
    any individual nominee, write the nominee's name                                                Nominee's Excepted
    in the space provided to the right.)

    Willard H. Altman, Clark R. Gates, Michael L. Noel, and Robert M. Whitler.

                                                                   For    Against    Abstain

2.  SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT          /  /     /  /        /  /
    PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL
    YEAR ENDING DECEMBER 31, 1999.
                                                                   For    Against    Abstain

3.  RENEWAL OF THE MANAGEMENT AND INVESTMENT ADVISORY             /  /     /  /       /  /
    AGREEMENT BETWEEN THE COMPANY AND HIGHMARK CAPITAL
    MANAGEMENT, INC., THE COMPANY'S CURRENT ADVISOR.


A majority of the above-named proxies present at said Meeting, either in person or by substitute (or if only one thereof shall be present and act, then that one), shall have and exercise all powers of said proxies hereunder. This proxy will be voted in as specified. If no instructions to the contrary are indicated hereon, this proxy will be voted FOR items 1, 2, and 3, shown on this proxy.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement to the Meeting.


                                                    Dated ______________, 1999

______________________________________________________________________________
Signature(s)

______________________________________________________________________________

IMPORTANT: In signing this proxy, please sign your name or names on the signature lines in the same way as it appears on the proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN.


                            -FOLD AND DETACH HERE-



            PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                       POSTAGE PREPAID ENVELOPE PROVIDED.